                    COCA-COLA ENTERPRISES INC.                   Exhibit 99
          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS        Page 1 of 5
          (Unaudited; In Millions Except Per Share Data)

                                                     Second-Quarter
                                             -----------------------------
                                              2000(a)    1999(a)    Change
                                             -------    -------     ------
Net Operating Revenues                       $ 4,027    $ 3,797       6%
Cost of Sales                                  2,483      2,433       2%
                                             -------    -------
Gross Profit                                   1,544      1,364      13%
Selling, Delivery, and Administrative
  Expenses                                     1,156      1,127       3%
                                             -------    -------
Operating Income                                 388        237      64%
Interest Expense, Net                            200        186       8%
Other Nonoperating Expense, Net                    1          1
                                             -------    -------
Income Before Income Taxes                       187         50
Income Tax Expense                                64         16
                                             -------    -------
Net Income                                       123         34
Preferred Stock Dividends                          1          1
                                             -------    -------
Net Income Applicable to Common
  Shareowners                                $   122    $    33
                                             =======    =======
Basic Average Common
  Shares Outstanding                             420        426
                                             =======    =======
Basic Net Income Per Share
  Applicable to Common
  Shareowners (b)                            $  0.29    $  0.08
                                             =======    =======
Diluted Average Common
  Shares Outstanding                             429        437
                                             =======    =======
Diluted Net Income Per Share
  Applicable to Common
  Shareowners (b)                            $  0.29    $  0.08
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   388    $   237       64%
  Depreciation                                   196        226      (13)%
  Amortization                                   112        111        1%
                                             -------    -------
Cash Operating Profit                        $   696    $   574       21%
                                             =======    =======

(a) 2000 results include a nonrecurring charge of $12 million related to
    Great Britain. 1999 results include nonrecurring product recall costs of $103 million.
(b) Per share data calculated prior to rounding to millions.

                   COCA-COLA ENTERPRISES INC.                     Exhibit 99
         CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS          Page 2 of 5
          (Unaudited; In Millions Except Per Share Data)

                                                       Six-Months
                                             -----------------------------
                                              2000(a)     1999(a)   Change
                                             -------     -------    ------
Net Operating Revenues                       $ 7,321     $ 7,066      4%
Cost of Sales                                  4,495       4,476     Flat
                                             -------     -------
Gross Profit                                   2,826       2,590      9%
Selling, Delivery, and Administrative
  Expenses                                     2,294       2,258      2%
                                             -------     -------
Operating Income                                 532         332     60%
Interest Expense, Net                            396         373      6%
                                             -------     -------
Income (Loss) Before Income Taxes                136         (41)
Income Tax Expense (Benefit)                      46         (14)
                                             -------     -------
Net Income (Loss)                                 90         (27)
Preferred Stock Dividends                          2           2
                                             -------     -------
Net Income (Loss) Applicable to Common
  Shareowners                                $    88     $   (29)
                                             =======     =======
Basic Average Common Shares
   Outstanding                                   420         424
                                             =======     =======
Basic Net Income (Loss) Per Share
  Applicable to Common Shareowners (b)       $  0.21     $ (0.07)
                                             =======     =======
Diluted Average Common Shares
  Outstanding                                    431         424
                                             =======     =======
Diluted Net Income (loss) Per Share
  Applicable to Common Shareowners (b)       $  0.20     $ (0.07)
                                             =======     =======
Cash Operating Profit Data:
  Operating Income                           $   532     $   332    60%
  Depreciation                                   400         437    (8)%
  Amortization                                   227         222     2%
                                             -------     -------
Cash Operating Profit                        $ 1,159     $   991    17%
                                             =======     =======

(a) 2000 results include a nonrecurring charge of $12 million related to
    Great Britain. 1999 results include nonrecurring product recall costs of $103 million.
(b) Per share data calculated prior to rounding to millions.

                     COCA-COLA ENTERPRISES INC.               Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS          Page 3 of 5
                           (In Millions)

                                                 June 30,       December 31,
                                                  2000             1999
                                               -----------      -----------
                                               (Unaudited)
ASSETS
Current
  Cash and cash investments                     $    170         $   141
  Trade accounts receivable, net                   1,517           1,347
  Inventories                                        679             669
  Prepaid expenses and other current assets          438             424
                                                 -------         -------
    Total Current Assets                           2,804           2,581

Net Property, Plant, and Equipment                 5,538           5,594
Franchises and Other Noncurrent Assets, Net       14,032          14,555
                                                 -------         -------
                                                 $22,374         $22,730
                                                 =======         =======
LIABILITIES AND SHAREOWNERS' EQUITY
Current
  Accounts payable and accrued expenses          $ 2,181         $ 2,389
  Current portion of long-term debt                1,363           1,225
                                                 -------         -------
    Total Current Liabilities                      3,544           3,614

Long-Term Debt, Less Current Maturities           10,156          10,153
Retirement and Insurance Programs and
  Other Long-Term Obligations                      1,061           1,088
Long-Term Deferred Income Tax Liabilities          4,834           4,951
Shareowners' Equity                                2,779           2,924
                                                 -------         -------
                                                 $22,374         $22,730
                                                 =======         =======

                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary of Key Information              Page 4 of 5
                             (Unaudited)

                                                Reported        Comparable
Second-Quarter 2000                              Change          Change (a)
-------------------                             --------        ----------

Cash Operating Profit - Consolidated               21%             5%

Physical Case Bottle and Can Volume
  Consolidated                                  3 1/2%             3%
  North America                                  (1/2)%          (1/2)%
  Europe                                       17 1/2%        15 1/2%

Fountain Gallon Volume                              2%         1 1/2%

Net Revenues Per Case to Retailers -
  Bottle and Can                                    3%             3%

Cost of Sales Per Case - Bottle and Can          (1/2)%         3 1/2%

Six-Months 2000
-------------------
Cash Operating Profit - Consolidated               17%             7%

Physical Case Bottle and Can Volume
  Consolidated                                    1/2%           1/2%
  North America                                    (2)%        (1 1/2)%
  Europe                                        9 1/2%         8 1/2%

Fountain Gallon Volume                              2%             2%

Net Revenues Per Case to Retailers -
  Bottle and Can                                3 1/2%         3 1/2%

Cost of Sales Per Case - Bottle and Can            Flat         2 1/2%

(a) To determine comparable results, financial results exclude nonrecurring charges and 1999 volume results have been adjusted to include the same number of fiscal days as 2000.

                         COCA-COLA ENTERPRISES INC.            Exhibit 99
                      Other Key Financial Information          Page 5 of 5

    Operating results for the quarter were unfavorably impacted by a non-
recurring charge of $12 million, related to restructuring the Company's operations in Great Britain. Results for second-quarter 1999 include non-
recurring product recall costs of $103 million, of which approximately
$91 million was expensed in cost of sales with the remaining amount included in selling, delivery, and administrative expenses.

    Effective January 1, 2000, the Company prospectively revised the estimated useful lives and residual values of certain fixed assets based on the results of a comprehensive analysis of the Company's historical fixed asset experience completed in late 1999. The impact of the revisions was to increase the
Company's net income during the three month period ended June 30, 2000 by approximately $45 million or $0.06 per share and during the six month period ended June 30, 2000 by approximately $76 million or $0.11 per share.

                      *************************

    This Form 8-K contains forward-looking statements concerning management's current outlook for future periods and should be read in conjuction with cautionary statements found on page 48 of the Company's 1999 Annual Report and in the Company's first-quarter 2000 Form 10-Q.